Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2005-1

Payment Date Statement: September 20, 2005

a.	Aggregate Amount of Collections	$686,154,489.19
	Aggregate Amount of Non-Principal Collections	$5,909,963.99
	Aggregate Amount of Principal Collections	$680,244,525.20
	Receivable (Pool) Balance	$1,200,806,022.56
	Residual Participation Amount	$350,806,022.56
	Excess Funding Account	$0.00

b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	70.79%
	Principal Allocation Percentage	70.79%

c.	Total Amount Distributed on Series 2005-1	$3,419,644.44
	Per $1,000 Original Principal ($850M)	$4.02

d.	Amount of Such Distribution Allocable to Principal on 2005-1	$0.00
	Per $1,000 Original Principal ($850M)	$0.00

e.	Amount of Such Distribution Allocable to Interest on 2005-1	$3,419,644.44

f.	Noteholder Default Amount	$0.00

g.	Required Subordinated Draw Amount	$0.00

h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00

i.	Monthly Servicing Fee	$708,333.33
	Noteholder Monthly Servicing Fee	$472,222.22

j.	Controlled Deposit Amount	$0.00

k.	Series 2005-1 Invested Amount at end of period (Gross)	$850,000,000.00
	Outstanding Principal Balance	$850,000,000.00

l.	Available Subordinated Amount	$115,861,601.31

m.	Reserve Account Balance	$2,975,000.00

n.	Reallocated Principal Collections	$0.00

o.	Principal Funding Account Balance	$0.00

p.	Servicer Advance	$0.00

q.	Per Annum Interest Rate	3.62%

r.	Accumulated Interest Shortfall	$0.00
	Change in Interest Shortfall from Preceding Payment Date	$0.00

s.	Accumulated Principal Shortfall	$0.00
	Change in Principal Shortfall from Preceding Payment Date	$0.00

VW CREDIT, INC. — SERVICER	Page 1
16-Sep-05

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2005-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY

	From	To	Days
Current Interest Period	8/11/2005	9/19/2005	40

Series Allocation Percentage	100.00%
Initial Principal Balance	$850,000,000.00
Outstanding Principal Balance	$850,000,000.00
Principal Balance of Receivables for Determination Date	$1,158,404,653.22
Amount Invested in Receivables on Series Issuance Date	$850,000,000.00
Initial Invested Amount	$850,000,000.00
Invested Amount at the Beginning of Period	$850,000,000.00
Series 2005-1 Invested Amount at End of Period (Gross)	$850,000,000.00
Required Subordinated Amount	$115,861,601.31
Excess Funding Account	$0.00
Series 2005-1 Invested Amount at End of Period (net of EFA)	$850,000,000.00
Available Subordinated Amount (previous period)	N/A
Incremental Subordinated Amount (previous period)	N/A

RESERVE ACCOUNT
Reserve Account Initial Deposit	$2,975,000.00
Reserve Account Required Amount	$2,975,000.00
Reserve Account Beginning Balance	$2,975,000.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$2,975,000.00
Reserve Account Deposit Amount	$0.00

Interpolated LIBOR Rate (annualized)	3.6008%
Certificate Coupon (annualized)	3.6208%
Prime Rate (annualized)	6.5000%
Servicing Fee Rate (annualized)	1.0000%
Excess Spread	1.3992%

TRUST PRINCIPAL RECEIVABLES
Receivable Balance at the Beginning of Period	$1,277,713,985.01
Receivable Balance at the Ending of Period	$1,200,806,022.56
Average Aggregate Principal Balance	$1,239,260,003.79
Aggregate Principal Collections	$680,244,525.20
New Principal Receivables	$696,861,186.56
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00

MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.4800%
Weighted Average Interest Rate	6.0200%
Previously waived Monthly Servicing Fee	$0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END

Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$110,374,420.00
Used Vehicle Percentage	9.192%
Used Vehicle Percentage During Last Collection Period	N/A
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$44,070,205.00
Largest Dealer Percentage	3.670%

Aggregate Principal Amount of Dealer Overconcentration	$3,352,174.55

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$686,154,489.19
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$5,909,963.99
Investment Proceeds	$10,892.16
Aggregate Amount of Principal Collections	$680,244,525.20

PAYMENT RATE INFORMATION
Monthly Payment Rate	54.89%
Previous Collection Period Monthly Payment Rate	N/A
Monthly Payment Rate 2 collection periods ago	N/A
3-month Average Payment Rate	54.89%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 29, 2008
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	April 20, 2008
Expected Final Payment Date	July 20, 2008
Required Participation Percentage	107.50%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2005-1
Noteholders
1. Monthly Noteholder Interest Distribution	$3,419,644.44
2. Noteholder Monthly Servicing Fee Distribution	$472,222.22
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2005-1 Available Subord. Amount	$0.00
6. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$302,440.05

DEFICIENCY AMOUNT
Deficiency Amount	$0.00
Required Subordinated Draw Amount	$0.00

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00